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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2002

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-07699 (Commission File Number)	95-1948322 (IRS Employer Identification Number)
3125 Myers Street, Riverside, California 92503-5527 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (909) 351-3500

N/A
(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Table Item Number	Exhibit Description	Exhibit Number
99	Fleetwood Enterprises, Inc.'s press release dated December 9, 2002, announcing earnings results for its second fiscal quarter ending October 27, 2002.	99.1

ITEM 9. REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was released on December 9, 2002 announcing earnings results for its second fiscal quarter ending October 27, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleetwood Enterprises, Inc.
Date: December 9, 2002	By:	/s/ BOYD R. PLOWMAN Boyd R. Plowman Executive Vice President Chief Financial Officer

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SIGNATURE